UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-4430

Dreyfus 100% U.S. Treasury Money Market Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	12/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus
100% U.S. Treasury
Money Market Fund

ANNUAL REPORT December 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	A Letter from the CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
8	Statement of Assets and Liabilities
9	Statement of Operations
10	Statement of Changes in Net Assets
11	Financial Highlights
12	Notes to Financial Statements
17	Report of Independent Registered
Public Accounting Firm
18	Important Tax Information
19	Board Members Information
22	Officers of the Fund

FOR MORE INFORMATION

Back Cover

The Fund

Dreyfus 100% U.S. Treasury
Money Market Fund

A LETTER FROM THE CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus 100% U.S. Treasury Money Market Fund, covering the 12-month period from January 1, 2006, through December 31, 2006.

2006 proved to be a good time for the financial markets, with rallies in the second half of the year helping stocks, bonds and money market instruments achieve positive absolute returns.A number of factors contributed to the markets’ gains, including a more moderate economic expansion, strong business conditions, subdued inflation, stabilizing interest rates and robust investor demand for most asset classes.

In our analysis, 2006 provided an excellent reminder of the need for a long-term investment perspective. Adopting too short a time frame proved costly for some investors last year, as reducing allocations to stocks and bonds generally meant missing subsequent rallies. Indeed, history shows that reacting to near-term developments with extreme shifts in strategy rarely is the right decision. We believe that a better course is to set a portfolio mix to meet future goals, while attempting to ignore short term market fluctuations. Money market funds have continued to play an important role in that mix.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.We wish you good health and prosperity in 2007.

DISCUSSION OF FUND PERFORMANCE

Bernard W. Kiernan, Jr., Senior Portfolio Manager

How did Dreyfus 100% U.S. Treasury Money Market Fund perform during the period?

During the 12-month period ended December 31, 2006, the fund produced a yield of 4.00% .Taking into account the effects of compounding, the fund also provided an effective yield of 4.08% for the same period.1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.To pursue this goal, the fund invests only in U.S.Treasury securities.

What other factors influenced the fund’s performance?

The fund’s returns in 2006 were mainly influenced by changing economic conditions. The U.S. economy expanded at a robust 5.6% annualized rate in the first quarter of the year. A low unemployment rate and strong measures of consumer confidence began to rekindle investors’ inflation concerns and, despite increases in short-term interest rates by the Federal Reserve Board (the “Fed”) in January and March, the U.S. Treasury securities yield curve steepened.

In May, investors’ economic concerns intensified when hawkish comments from members of the Fed sparked sharp declines in longer-term U.S. Treasury security prices. In addition, the unemployment rate declined further, stoking renewed fears that wage inflation might accelerate. Hence, investors revised upward their inflation and interest-rate expectations, and they widely expected the Fed’s rate hike in May to 5%. Although investors also anticipated the Fed’s June 29 rate hike to 5.25%, the outlook for future action became cloudier amid worries that the Fed might become too aggressive, possibly triggering a recession.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Investors’ concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.The Fed cited a slower economy and the likelihood of more moderate inflation when it left short-term interest rates unchanged at 5.25% at its meeting on August 8, the first pause after more than two years of steady rate hikes.

The Fed again left overnight interest rates unchanged in September. While core inflation data remained elevated, the Fed reiterated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel, helping to put a lid on one of the main drivers of the market’s inflation fears. At the same time, another decline in the unemployment rate helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting in late October. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation remains above the Fed’s comfort zone.

The Fed’s concerns appeared to be warranted when an employment report released in December showed healthy employment gains and an unemployment rate of just 4.5% . However, other economic data —including declines in consumer confidence and orders for durable goods — suggested that the economy continued to slow, but at a gradual pace that appeared to hold little risk of recession.

Over the first half of the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it has made little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant. Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized by analysts for its possible impact on monetary policy. Current economic data suggest to us that the U.S. economy remains sound and inflationary pressures are moderating, which may allow the Fed to remain on hold for some time. However, new economic data could paint a different picture, making a relatively cautious investment posture prudent in our judgment.

January 16, 2007

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES(Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus 100% U.S.Treasury Money Market Fund from July 1, 2006 to December 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.52
Ending value (after expenses)	$1,021.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2006

Expenses paid per $1,000 †	$ 3.52
Ending value (after expenses)	$1,021.73

† Expenses are equal to the fund’s annualized expense ratio of .69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2006

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—99.8%	Purchase (%)	Amount ($)	Value ($)

1/25/07	4.70	106,600,000	106,267,491
2/15/07	4.82	842,000	836,959
3/1/07	4.94	89,153,000	88,443,223
3/8/07	4.85	102,800,000	101,895,206
3/15/07	5.01	69,000,000	68,316,679
3/22/07	5.05	50,000,000	49,452,778
5/10/07	5.07	36,000,000	35,361,450
5/31/07	5.01	54,000,000	52,899,750
6/7/07	4.96	60,000,000	58,733,533

Total Investments (cost $562,207,069)		99.8%	562,207,069
Cash and Receivables (Net)		.2%	921,196
Net Assets		100.0%	563,128,265

Portfolio Summary (Unaudited) †
			Value (%)

U.S. Treasury Bills			99.8

† Based on net assets.
See notes to financial statements.

The Fund 7

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	562,207,069	562,207,069
Cash		1,411,195
Prepaid expenses		18,855
		563,637,119

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		290,115
Payable for shares of Beneficial Interest redeemed		19,146
Accrued expenses		199,593
		508,854

Net Assets ($)		563,128,265

Composition of Net Assets ($):
Paid-in capital		563,074,814
Accumulated undistributed net investment income—net		132,018
Accumulated net realized gain (loss) on investments		(78,567)

Net Assets ($)		563,128,265

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		562,786,260
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2006

Investment Income ($):
Interest Income	26,978,633
Expenses:
Management fee—Note 2(a)	2,870,904
Shareholder servicing costs—Note 2(b)	836,913
Registration fees	31,570
Custodian fees	48,607
Professional fees	62,865
Prospectus and shareholders’ reports	26,882
Trustees’ fees and expenses—Note 2(c)	113,258
Miscellaneous	18,784
Total Expenses	4,009,783
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,927)
Net Expenses	4,005,856
Investment Income—Net	22,972,777

Net Realized Gain (Loss) on Investments—Note 1(b) ($)	(50,239)
Net Increase in Net Assets Resulting from Operations	22,922,538

See notes to financial statements.

The Fund 9

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,

	2006	2005

Operations ($):
Investment income—net	22,972,777	14,097,502
Net realized gain (loss) on investments	(50,239)	7,243
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,922,538	14,104,745

Dividends to Shareholders from ($):
Investment income—net	(22,892,057)	(14,046,204)

Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	343,619,028	405,951,499
Dividends reinvested	22,086,068	13,483,764
Cost of shares redeemed	(394,609,696)	(494,983,135)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(28,904,600)	(75,547,872)
Total Increase (Decrease) in Net Assets	(28,874,119)	(75,489,331)

Net Assets ($):
Beginning of Period	592,002,384	667,491,715
End of Period	563,128,265	592,002,384
Undistributed investment income—net	132,018	51,298

See notes to financial statements

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended December 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.040	.023	.006	.005	.012
Distributions:
Dividends from investment income—net	(.040)	(.023)	(.006)	(.005)	(.012)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.07	2.28	.57	.46	1.24

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.70	.68	.69	.67	.66
Ratio of net expenses
to average net assets	.70	.68	.69	.67	.66
Ratio of net investment income
to average net assets	4.00	2.24	.55	.47	1.23

Net Assets, end of period ($ x 1,000)	563,128	592,002	667,492	800,550	921,513

See notes to financial statements.

The Fund 11

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus 100% U.S.Treasury Money Market Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”) a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

On December 4, 2006, Mellon Financial and The Bank of New York Company, Inc. announced that they had entered into a definitive agreement to merge. The new company will be called The Bank of New York Mellon Corporation. As part of this transaction, Dreyfus would become a wholly-owned subsidiary of The Bank of New York Mellon Corporation.The transaction is subject to certain regulatory approvals and the approval of The Bank of New York Company, Inc.’s and Mellon Financial’s shareholders, as well as other customary conditions to closing. Subject to such approvals and the satisfaction of the other conditions, Mellon Financial and The Bank of New York Company, Inc. expect the transaction to be completed in the third quarter of 2007.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The funds’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Trustees to represent the fair value of the fund’s investments.

On September 20, 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For

The Fund 13

NOTES TO FINANCIAL STATEMENTS (continued)

financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

On January 2, 2007, the portfolio declared a cash dividend of approximately $.0003 per share from undistributed investment income-net which includes investment income-net for Saturday December 30, 2006 and Sunday December 31, 2006.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the FASB released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At December 31, 2006, the components of accumulated earnings on a tax basis were substantially the same for financial reporting purposes.

The accumulated capital loss carryover of $78,567 is available to be applied against future net securities profits, if any, realized subsequent to December 31, 2006. If not applied, $15,406 of the carryover expires in fiscal 2007, $588 expires in fiscal 2010, $12,334 expires in fiscal 2011 and $50,239 expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2006 and December 31, 2005, were all ordinary income.

At December 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended December 31, 2006, the fund was charged $502,868 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended December 31, 2006, the portfolio was charged $219,985 pursuant to the transfer agency agreement.

During the period ended December 31, 2006, the fund was charged $4,204 for services performed by the Chief Compliance Officer.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $240,071, shareholder services plan fees $6,000, chief compliance officer fees $2,044 and transfer agency per account fees $42,000.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Trustees
Dreyfus 100% U.S. Treasury Money Market Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus 100% U.S.Treasury Money Market Fund, including the statement of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus 100% U.S. Treasury Money Market Fund at December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 15, 2007

The Fund 17

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2006 as qualifying interest related dividends. For State individual income tax purposes, the fund hereby designates 100% of the ordinary income dividends paid during its fiscal year ended December 31, 2006 as attributable to interest income from direct obligations of the United States. Such dividends are currently exempt from taxation for individual income tax purposes in most states, including New York, California and the District of Columbia.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 190

———————

Gordon J. Davis (65)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Partner in the law firm of LeBoeuf, Lamb, Greene & MacRae, LLP
  President, Lincoln Center for the Performing Arts, Inc. (2001)

Other Board Memberships and Affiliations:

  Consolidated Edison, Inc., a utility company, Director
  Phoenix Companies Inc., a life insurance company, Director
  Board Member/Trustee for several not-for-profit groups

No. of Portfolios for which Board Member Serves: 39

———————

David P. Feldman (67)
Board Member (1985)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee

Other Board Memberships and Affiliations:

  BBH Mutual Funds Group (11 funds), Director
  The Jeffrey Company, a private investment company, Director
  QMED, a medical device company, Director

No. of Portfolios for which Board Member Serves: 57

The Fund 19

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Lynn Martin (67)
Board Member (1993)

Principal Occupation During Past 5 Years:

  Advisor to the international accounting firm of Deloitte & Touche, LLP and Chair to its Council for the Advancement of Women from March 1993-September 2005
  Advisor to Ameritech (11/05 to present)

Other Board Memberships and Affiliations:

  SBC Communications, Inc., Director
  AT&T Inc., Director
  Ryder System, Inc., a supply chain and transportation management company, Director
  The Proctor & Gamble Co., a consumer products company, Director
  Constellation Energy Group, Director
  Chicago Council on Foreign Relations

No. of Portfolios for which Board Member Serves: 9

———————

Daniel Rose (77)
Board Member (1992)

Principal Occupation During Past 5 Years:

  Chairman and Chief Executive Officer of Rose Associates, Inc., a New York based real estate development and management firm

Other Board Memberships and Affiliations:

  Baltic-American Enterprise Fund,Vice Chairman and Director
  Harlem Educational Activities Fund, Inc., Chairman
  Housing Committee of the Real Estate Board of New York, Inc., Director

No. of Portfolios for which Board Member Serves: 41

———————

Philip L. Toia (73)
Board Member (1997)

Principal Occupation During Past 5 Years:

• Retired

No. of Portfolios for which Board Member Serves: 9

20

Sander Vanocur (78)
Board Member (1992)

Principal Occupation During Past 5 Years:
• President, Old Owl Communications

No. of Portfolios for which Board Member Serves: 41

———————

Anne Wexler (76)
Board Member (1994)

Principal Occupation During Past 5 Years:

  Chairman of the Wexler & Walker Public Policy Associates, consultants specializing in govern- ment relations and public affairs

Other Board Memberships and Affiliations:

  Wilshire Mutual Funds (5 funds), Director
  Methanex Corporation, a methanol producing company, Director
  Member of the Council of Foreign Relations
  Member of the National Park Foundation

No. of Portfolios for which Board Member Serves: 57

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

The Fund 21

OFFICERS OF THE FUND (Unaudited)

J. DAVID OFFICER, President since
December 2006.

Chief Operating Officer,Vice Chairman and a director of the Manager, and an officer of 90 investment companies (comprised of 190 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1, 1998.

MARK N. JACOBS, Vice President since
March 2000.

Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 60 years old and has been an employee of the Manager since June 1977.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1991.

JAMES BITETTO, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel and Assistant Secretary of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 40 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 51 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2000.

JANETTE E. FARRAGHER, Vice President
and Assistant Secretary since
August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. She is 44 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and
Assistant Secretary since August 2005.

Associate General Counsel of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Manager since October 1990.

MICHAEL A. ROSENBERG, Vice President
and Secretary since August 2005.

JAMES WINDELS, Treasurer since
November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1985.

ERIK D. NAVILOFF, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Taxable Fixed Income Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since November 1992.

ROBERT ROBOL, Assistant Treasurer
since August 2005.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 42 years old and has been an employee of the Manager since October 1988.

ROBERT SVAGNA, Assistant Treasurer
since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 39 years old and has been an employee of the Manager since November 1990.

GAVIN C. REILLY, Assistant Treasurer
since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 91 investment companies (comprised of 206 portfolios) managed by the Manager. He is 38 years old and has been an employee of the Manager since April 1991.

JOSEPH W. CONNOLLY, Chief Compliance
Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (91 investment companies, comprised of 206 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 49 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

WILLIAM GERMENIS, Anti-Money
Laundering Compliance Officer since
September 2002.

Vice President and Anti-Money Laundering Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 87 investment companies (comprised of 202 portfolios) managed by the Manager. He is 36 years old and has been an employee of the Distributor since October 1998.

The Fund 23

NOTES

For More	Information

Dreyfus	Transfer Agent &
100% U.S. Treasury	Dividend Disbursing Agent
Money Market Fund	Dreyfus Transfer, Inc.
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Manager	Distributor
The Dreyfus Corporation	Dreyfus Service Corporation
200 Park Avenue	200 Park Avenue
New York, NY 10166	New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2007 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $33,008 in 2005 and $34,577 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,858 in 2005 and $3,124 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies (as applicable).

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $547 in 2005 and $605 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $758,091 in 2005 and $383,726 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	Schedule of Investments.
Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable.
Item 10.	Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics referred to in Item 2.
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus 100% U.S. Treasury Money Market Fund
By:	/s/ J. David Officer
J. David Officer
President

Date:	February 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ J. David Officer
J. David Officer
President

Date:	February 27, 2007

By:	/s/ James Windels
James Windels
Treasurer

Date:	February 27, 2007

EXHIBIT INDEX

	(a)(1)	Code of ethics referred to in Item 2.

	(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

	(b)	Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)